SECURITIES AND EXCHANGE COMMISSION

                             Washington. D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                           The Securities Act of 1934

                                October 22, 1999

                Date of Report (Date of earliest event reported)

                      CENTIGRAM COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)

        Delaware                        0-19558                  94-2418021
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
    of incorporation)                                        Identification No.)

--------------------------------------------------------------------------------


                              91 East Tasman Drive

                               San Jose, CA 95134
                    (Address of principal executive offices)

                                 (408) 944-0250
              (Registrant's telephone number, including area code)

                                 Not Applicable
              (Former name or address, if change since last report)

Item 5:   Other Events.

     1. On October 22, 1999, Centigram Communications Corporation ("Centigram") amended its Preferred Shares Rights Agreement dated October 20, 1992, to exclude Kopp Investment Advisors, Inc. ("KIA"), LeRoy C. Kopp ("LCK"), the Kopp Emerging Growth Fund ("KEGF") and the Kopp Holding Company ("KHC" and, collectively with KIA, LCK and KEGF, the "Kopp Entities" and each a "Kopp Entity") from the definition of "Acquiring Person" provided and only for so long as (i) on or prior to May 30, 2000, no Kopp Entity beneficially owns in excess of 28.3% of the Common Stock of Centigram then outstanding; (ii) after May 30, 2000, no Kopp Entity beneficially owns in excess of 25% of the Common Stock of Centigram then outstanding; (iii) KIA and KECG continue to be entitled to file reports of beneficial ownership of the Common Stock of Centigram on Schedule 13G pursuant to Section 13(d) and Section
          13(g) of the  Securities  Exchange Act of 1934 (the  "Exchange  Act");
          (iv) except as otherwise required by Rule 13d-1(b)(1)(ii)(G) promulgated under the Exchange Act, LK and KHC continue to be entitled to file reports of beneficial ownership of the Common Stock of Centigram on Schedule 13G pursuant to Section 13(d) and Section 13(g) of the Exchange Act; (v) LK and KHC do not own in the aggregate (directly or indirectly through IRAs and trusts) in excess of 1.7% of the Common Stock of Centigram then outstanding; and (vi) the Kopp Entities continue to be in compliance with the letter agreement dated as of October 8, 1999 among the Kopp Entities and Centigram (the "Letter Agreement"). The Letter Agreement requires, among other things, that (i) no later than May 30, 2000, each Kopp Entity shall decrease its aggregate beneficial ownership of Common Stock of Centigram to a number of shares representing no greater than 25% of the outstanding shares of Common Stock of Centigram and (ii) KIA and KECG shall continue to hold shares of Common Stock of Centigram solely as Schedule 13G filers and shall file on Schedule 13G as long as they are entitled to file on Schedule 13G. A copy of the Third Supplement to Centigram Communications Corporation Preferred Shares Rights Agreement is filed herewith as Exhibit 4.1.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

               4.1  - Third Supplement to Centigram  Communications  Corporation

                       Preferred Shares Rights Agreement.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CENTIGRAM COMMUNICATIONS CORPORATION

Dated: October 27, 1999                    By: /s/  Thomas Brunton
                                               Thomas Brunton
                                               Senior Vice President and
                                                  Chief Financial Officer


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                                INDEX TO EXHIBITS

                                                                    SEQUENTIALLY

EXHIBIT                                                               NUMBERED
 NUMBER              DESCRIPTION                                        PAGE

--------------------------------------------------------------------------------
  4.1        Third Supplement to Centigram Communication                 5
             Corporation Preferred Shares Rights Agreement

                                                                     Exhibit 4.1

            THIRD SUPPLEMENT TO CENTIGRAM COMMUNICATIONS CORPORATION

                        PREFERRED SHARES RIGHTS AGREEMENT

     This Third Supplement to the Centigram Communications Corporation Preferred Shares Rights Agreement (the "Supplement") amends the Centigram Communications Corporation Preferred Shares Rights Agreement dated as of October 20, 1992, as previously amended by the Supplement to Centigram Communications Corporation Preferred Shares Rights Agreement dated as of October 20, 1992 and the Second Supplement to Centigram Communications Corporation Preferred Shares Rights Agreement dated as of January, 1995 (as amended, the "Agreement"). This Supplement is entered into by and between Centigram Communications Corporation, a Delaware corporation ("Centigram"), and American Stock Transfer and Trust Company, as Rights Agent (the "Agent"), pursuant to Section 27 of the Agreement.

     Section 1(a) of the Agreement is hereby amended to read in its entirety as follows:

     (a) "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 15% or more of the Common Shares then outstanding, but shall not include the Company, any Subsidiary of the Company or any employee benefit plan of the Company or of any Subsidiary of the Company, any entity holding Common Shares for or pursuant to the terms of any such plan. In addition, "Acquiring Person" shall not include Kopp Investment Advisors, Inc. ("KIA"), LeRoy C. Kopp ("LCK"), the Kopp Emerging Growth Fund ("KEGF") or the Kopp Holding Company ("KHC" and, collectively with KIA, LCK and KEGF, the "Kopp Entities" and each a "Kopp Entity") provided and only for so long as (i) on or prior to May 30, 2000, no Kopp Entity beneficially owns in excess of 28.3% of the Common Shares of the Company then outstanding; (ii) after May 30, 2000, no Kopp Entity beneficially owns in excess of 25% of the Common Shares of the Company then outstanding; (iii) KIA and KECG continue to be entitled to file reports of beneficial ownership of the Common Shares of the Company on Schedule 13G pursuant to Section 13(d) and
          Section 13(g) of the Exchange Act; (iv) except as otherwise required by Rule 13d-1(b)(1)(ii)(G) promulgated under the Exchange Act, LK and KHC continue to be entitled to file reports of beneficial ownership of the Common Shares of the Company on Schedule 13G pursuant to Section 13(d) and Section 13(g) of the Exchange Act; (v) LK and KHC do not own in the aggregate (directly or indirectly through IRAs and trusts) in excess of 1.7% of the Common Shares of the Company then outstanding; and (vi) the Kopp Entities continue to be in compliance with all other terms of the letter agreement dated as of October 8, 1999 among the Kopp Entities and the Company (a copy of which is attached hereto), as determined by a majority of the Continuing Directors in their sole discretion. Notwithstanding the foregoing, no Person shall be deemed to be an Acquiring Person either (i) as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 15% or more of the Common Shares of the Company then outstanding; provided, however, that if a Person, other than those entities described in the foregoing two sentences, shall become the Beneficial Owner of 15% or more of the Common Shares of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional Common Shares of the Company, then such Person shall be deemed to be an Acquiring Person, or (ii) if within eight days after such Person would otherwise become an Acquiring Person (but for the operation of this clause (ii)), such Person notifies the Board of Directors that such Person did so inadvertently and within two days after such notification, such Person is the Beneficial Owner of less than 15% of the outstanding Common Shares.

     Except as amended hereby, the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed effective as of October 22, 1999.

                                    CENTIGRAM COMMUNICATIONS CORPORATION
                                    By:      /s/  Thomas Brunton

                                    Name:    Thomas Brunton

                                    Title:   Sr. VP and Chief Financial Officer

                                    AMERICAN STOCK TRANSFER AND TRUST COMPANY

                                    By:      /s/  Herbert J. Lemmer

                                    Name:    Herbert J. Lemmer

                                    Title:   Vice President

                      Centigram Communications Corporation

                              91 East Tasman Drive

                           San Jose, California 95134

                                 October 8, 1999

LeRoy C. Kopp
Kopp Investment Advisors, Inc.
Kopp Emerging Growth Fund
Kopp Holding Company
7701 France Avenue S., Suite 500
Edina, Minneapolis 55435

         Re:  Stockholder Rights Plan

Ladies and Gentlemen:

     Centigram Communications Corporation, a Delaware corporation ("Centigram"), is advised by Kopp Investment Advisors, Inc. ("KIA") that (i) KIA currently beneficially owns approximately 26.8% of the outstanding Common Stock of Centigram; (ii) LeRoy C. Kopp ("LK") currently owns directly (or indirectly through IRAs and trusts) approximately 1.3% of the outstanding Common Stock of Centigram and beneficially owns approximately 28.2% of the outstanding Common Stock of Centigram; (iii) the Kopp Emerging Growth Fund ("KEGF") currently beneficially owns approximately 5.6% of the outstanding Common Stock of Centigram; and (iv) the Kopp Holding Company ("KHC" and collectively with KIA, LK and KEGF, the "Kopp Entities" and each a "Kopp Entity") currently holds no shares of Common Stock of Centigram and beneficially owns approximately 26.8% of the outstanding Common Stock of Centigram. LK and KIA have each previously provided to Centigram assurances (which assurances are confirmed by their signatures below) that KIA and KEGF acquired such shares of Centigram Common Stock, and are holding and will hold such shares, solely as a Schedule 13G filer, and, to the extent they acquire additional shares of Centigram Common Stock, such shares will be acquired and held solely as a Schedule 13G filer. In addition, LK and KHC also have each previously provided to Centigram assurances (which assurances are confirmed by their signatures below) that LK and KHC acquired such shares of Centigram Common Stock, and are holding and will hold such shares, solely as a Schedule 13G filer (except to the extent, and only to the extent, that they are required to file a Schedule 13D pursuant to Rule 13d-1(b)(1)(ii)(G)) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") because their ineligible interest exceeds 1% of the class, and, to the extent they acquire additional shares of Centigram Common Stock, such shares will be acquired and held solely as a Schedule 13G filer. For purposes of this letter agreement, a "Schedule 13G filer" shall mean a person or entity entitled to file reports of beneficial ownership of the Common Stock of Centigram on Schedule 13G pursuant to Section 13(d) and Section 13(g) of the Exchange Act.

     LK and KIA have each previously provided to Centigram assurances (which assurances are confirmed by their signatures below) that the Kopp Entities do not have voting power over approximately 65% the shares of Centigram Common Stock that KIA beneficially owns.

     Based upon these representations, and the covenants set forth below, Centigram is willing, subject to approval of this arrangement by Centigram's Board of Directors, to amend its stockholder rights plan (the "Plan") to exempt the Kopp Entities from the definition of an "Acquiring Person" under the Plan, which could give rise to the triggering of rights under the Plan, so long as (i) on or prior to May 30, 2000, no Kopp Entity acquires beneficial ownership of shares in excess of 28.3% of the Common Stock of Centigram then outstanding;
(ii) after May 30, 2000, no Kopp Entity beneficially owns in excess of 25% of the Common Stock of Centigram then outstanding; (iii) KIA and KECG shall continue to be entitled to file reports of beneficial ownership of the Common Stock of Centigram on Schedule 13G pursuant to Section 13(d) and Section 13(g) of the Exchange Act; (iv) except as otherwise required by Rule 13d-1(b)(1)(ii)(G) promulgated under the Exchange Act, LK and KHC shall continue to be entitled to file reports of beneficial ownership of the Common Stock of Centigram on Schedule 13G pursuant to Section 13(d) and Section 13(g) of the Exchange Act; (v) LK and KHC do not own in the aggregate (directly or indirectly through IRAs and trusts) in excess of 1.7% of the Common Stock of Centigram then outstanding; and (vi) the Kopp Entities shall continue to be in compliance with all other terms of this letter agreement.

     As consideration for such amendment, Centigram requests that the Kopp Entities confirm the following agreements:

     1. KIA and KECG shall continue to hold shares of Centigram Common Stock solely as Schedule 13G filers and shall file on Schedule 13G (notwithstanding the availability of Schedule 13D) as long as they are entitled to file on Schedule 13G. At such time as KIA or KECG is required to file a report of beneficial ownership on Schedule 13D, the exception for the Kopp Entities from the definition of an "Acquiring Person" under the Plan shall terminate.

     2. At such time as LK or KHC is required to file a report of beneficial ownership on Schedule 13D for any reason other than as required pursuant to Rule 13d-1(b)(1)(ii)(G) promulgated under the Exchange Act, the exception for the Kopp Entities from the definition of an "acquiring person" under the Plan shall terminate.

     3. Except as otherwise required by law, the Kopp Entities shall not vote the shares of Centigram Common Stock upon KIA's discretion on any matter brought before the stockholders of Centigram, but rather shall vote, if at all, the shares solely as directed by KIA's respective clients. The Kopp Entities will not make or endorse, directly or indirectly, any recommendation to the beneficial owners with respect to the voting of the shares.

     4. In the event that any Kopp Entity proposes to sell in a bona fide transaction any shares of Common Stock of Centigram (other than a sale in a "broker's transaction" or in a transaction directly with a "market maker," in either case in a manner of sale consistent with paragraph (f) of Rule 144 promulgated under the Securities Act of 1933, as amended), then the Kopp Entities shall provide to Centigram not less than ten (10) days written notice of such proposed transaction, specifying the number of shares proposed to be sold, the price at which the shares are to be sold and the proposed purchaser of such shares.

     5. Each Kopp Entity agrees that, no later than May 30, 2000, it shall decrease its aggregate beneficial ownership of Centigram Common Stock to a number of shares representing no greater than 25% of the outstanding shares of Common Stock of Centigram; provided, however, that if any Kopp Entity shall be the beneficial owner of 25% or more of the Common Stock of Centigram outstanding on May 30, 2000 by reason of share purchases by Centigram after the date hereof and prior to May 30, 2000, then (i) such Kopp Entity shall notify Centigram of the percentage of the Common Stock of Centigram of which it is the beneficial owner; and (ii) within five trading days after such notification, such Kopp Entity shall sell such number of shares as is necessary to reduce its beneficial ownership to not more than 25% of the outstanding shares of Common Stock of Centigram.

     6. Each Kopp Entity agrees that, at such time as it has it decreased its aggregate beneficial ownership of Centigram Common Stock to a number of shares representing 25% or less of the outstanding shares of Common Stock of Centigram, it shall not increase its aggregate beneficial ownership of Centigram Common Stock to a number of shares representing greater that 25% of the outstanding shares of Common Stock of Centigram without the prior written consent of the Board of Directors of Centigram.

     7. LK and KHC agree that they shall not increase their collective aggregate ownership (directly or indirectly through IRAs and trusts) of Centigram Common Stock to a number of shares representing greater that 1.7% of the outstanding shares of Common Stock of Centigram without the prior written consent of the Board of Directors of Centigram.

     For purposes of this letter agreement, beneficial ownership shall be determined in accordance with Section 1(c) of the Plan. This letter agreement shall terminate when (i) no Kopp Entity beneficially owns 15% or more of the outstanding shares of Centigram Common Stock; and
          (ii) Section 1(a) of the Plan has been amended to delete all references to all Kopp Entities. This letter agreement supercedes and terminates that certain letter agreement dated January 13, 1995 by and between Centigram and KIA.

     If the foregoing is consistent with your understanding of our mutual agreement, please countersign below where indicated. We shall then submit this proposal to the Board of Directors of Centigram for approval. Upon your signature and approval by the Board of Directors of Centigram, this proposal shall become the binding agreement of Centigram and the Kopp Entities.

                                         Very truly yours,

                                         CENTIGRAM COMMUNICATIONS CORPORATION

                                         By:      /s/ Thomas Brunton
                                              Thomas Brunton, Sr. Vice President

                                                   and Chief Financial Officer

The foregoing is hereby accepted:

Kopp Investment Advisors, Inc.

By:      /s/ LeRoy C. Kopp
Name:  LeRoy C. Kopp
Title:    CEO and President

Kopp Emerging Growth Fund

By:      /s/ LeRoy C. Kopp
Name:  LeRoy C. Kopp
Title:    CEO and President

Kopp Holding Company

By:      /s/ LeRoy C. Kopp
Name:  LeRoy C. Kopp
Title:    CEO and President

  /s/ LeRoy C. Kopp
  LeRoy C. Kopp